February 15, 2011 CREATING THE GLOBAL LEADER IN THE EXCHANGE INDUSTRY Exhibit 99.4

Disclaimer

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with the proposed business combination transaction, NYSE Euronext and Deutsche Börse AG expect that Alpha Beta Netherlands Holding N.V. (“Holding”), a newly formed holding company, will file a Registration Statement on Form F-4 with the U.S. Securities and Exchange Commission (“SEC”) that will include (1) a proxy statement of NYSE Euronext that will also constitute a prospectus for Holding and (2) an offering prospectus of Holding to be used in connection with Holding’s offer to acquire Deutsche Börse AG shares held by U.S. holders.
When available, NYSE Euronext will mail the proxy statement/prospectus to its stockholders in connection with the vote to approve the merger of NYSE Euronext and a wholly owned subsidiary of Holding, and Holding will mail the offering prospectus to Deutsche Börse AG shareholders in the United States in connection with Holding’s offer to acquire all of the outstanding shares of Deutsche Börse AG.  NYSE Euronext and Deutsche Börse AG also expect that Holding will file an offer document with the German Federal Financial Supervisory Authority
(Bundesanstalt für Finanzdienstleistungsaufsicht) (“BaFin”).
Investors and security holders are urged to read the proxy statement/prospectus and the offer document regarding the proposed business combination transaction if and when they become available because they will contain important information. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other related documents filed by NYSE Euronext and Holding with the SEC on the SEC’s Web site at www.sec.gov. The proxy statement/prospectus (if and when it becomes available) and other documents relating thereto may also be obtained for free by accessing NYSE Euronext’s Web site at www.nyse.com and Deutsche Börse AG’s Web site at www.deutsche-boerse.com. The offer document will be made available at Holding’s Web site at www.global-exchange-operator.com following clearance by the BaFin.
This document is neither an offer to purchase nor a solicitation of an offer to sell shares of Holding, Deutsche Börse AG or NYSE Euronext. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the BaFin and in documents that will be filed with the SEC.  Holding reserves the right to deviate in the final terms of the public offer from the basic information described herein.  Investors and holders of NYSE Euronext shares and Deutsche Börse AG shares are strongly encouraged to read the offer document and all documents in connection with the public offer as soon as they are published, since they will contain important information.
No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.
PARTICIPANTS IN THE SOLICITATION
NYSE Euronext, Deutsche Börse AG, Holding and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from NYSE Euronext stockholders in respect of the proposed business combination transaction. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available.
FORWARD-LOOKING STATEMENTS
This document includes forward-looking statements about NYSE Euronext, Deutsche Börse AG, Holding, the enlarged group and other persons, which may include statements about the proposed business combination, the likelihood that such transaction could be consummated, the effects of any transaction on the businesses of NYSE Euronext or Deutsche Börse AG, and other statements that are not historical facts. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance and actual results of operations, financial condition and liquidity, and the development of the industries in which NYSE Euronext and Deutsche Börse AG operate may differ materially from those made in or suggested by the forward-looking statements contained in this document.
Any forward-looking statements speak only as at the date of this document. Except as required by applicable law, none of NYSE Euronext, Deutsche Börse AG or Holding undertakes any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Creating a truly global market place

Iconic global brand
Premier global listing venue and world leading cash
equities venue
Strong derivatives trading presence in US and EU
Fast-growing information services and technology
solutions franchise
World class technology and proven ability to
integrate
Leader in derivatives trading and clearing
Unique clearing and risk management expertise
across major asset classes (on-exchange / OTC)
Strong suite of world class settlement and custody
services
Attractive market data & analytics offering including
strong index portfolio
World class technology and proven ability to realize
cost efficiencies
The world leader in derivatives and risk
management
The largest, most recognized capital
raising venue in the world
The most compelling exchange provider of
technology services and information
content
The global pioneer in international post-
trade infrastructure and settlement
NewCo Group

Key transaction terms

Transaction overview
Business combination between Deutsche Börse and NYSE Euronext
100% stock consideration
Structure
Deutsche Börse and NYSE Euronext will combine and group their businesses under a new Dutch holding company (“NewCo”)
NewCo will issue shares in exchange for Deutsche Börse shares and NYSE Euronext shares
NewCo exchange offer for Deutsche Börse (75% acceptance condition)
Merger of NYSE Euronext with U.S. subsidiary of NewCo (>50% shareholder vote required)
NewCo shares will be listed and traded in Frankfurt, Paris and New York
Pro-forma ownership 60% Deutsche Börse shareholders, 40% NYSE Euronext shareholders
Consideration
1 share of NewCo per share of Deutsche Börse
0.4700 shares of NewCo per share of NYSE Euronext
Initial board of directors
9 board members from Deutsche Börse
6 board members from NYSE Euronext
Group Chairman from Deutsche Börse
Chief Executive Officer from NYSE Euronext
Key management
positions
Group Chairman: Reto Francioni (Deutsche Börse)
Chief Executive Officer: Duncan Niederauer (NYSE Euronext)
Executive committee comprised of 8 members (4 from Deutsche Börse, 4 from NYSE Euronext)
Headquarters /
key locations
Dual headquarters in Frankfurt and New York
Key locations across the U.S., Europe and Asia
1
Pro-forma ownership assumes 100% of Deutsche Börse shareholders tender their shares
1

Global franchise with presence in major financial centers

Amsterdam
Brussels
Frankfurt
Lisbon
New York
¹
Paris
Frankfurt
¹
London
New York
Paris
Zurich
Amsterdam
Chicago
Frankfurt
¹
London
New York
Zurich
Frankfurt
London
Luxembourg
¹
New York
Porto
Prague
Singapore
Others
Frankfurt
London
Luxembourg
New York
Paris
¹
Others
²
Key
locations
1
Office of divisional head;
2
Other key locations include Belfast and Prague
Cash Trading &
Listings
Technology Services / IT MD&A Derivatives
Settlement &
Custody
Global
headquarters
Chairman
Dual headquarters
CEO
General Counsel CFO
Frankfurt New York

Clear management and leadership structure

Title Name Prior Company
Group Chief Executive Officer Duncan Niederauer NYSE Euronext
President & Deputy CEO / Head of Derivatives Andreas Preuss Deutsche Börse
President / Head of Technology Services/IT Dominique Cerutti NYSE Euronext
Chief Financial Officer Gregor Pottmeyer Deutsche Börse
Chief Operating Officer / Head of Cash Trading & Listings Lawrence Leibowitz NYSE Euronext
Head of Market Data & Analytics Frank Gerstenschläger Deutsche Börse
General Counsel John Halvey NYSE Euronext
Head of Settlement & Custody Jeffrey Tessler Deutsche Börse
Executive committee
Board of directors – Comprised of 17 members
Group Chairman – Reto Francioni, formerly CEO of Deutsche Börse
CEO – Duncan Niederauer, formerly CEO of NYSE Euronext
9 independent members appointed by Deutsche Börse
6 independent members appointed by NYSE Euronext
Committees will be split 60 / 40 between Deutsche Börse and NYSE Euronext designees
Board meetings will alternate among key group locations

Representative
offices
Major operations
Revenue by region
¹
Employees
New York, Chicago,
San Francisco
NewCo: €1,255mn / $1,669mn
NewCo: ~1,950 employees
USA: ~1,950
Nashville, Orlando
Americas
Amsterdam, Belfast, Brussels,
Frankfurt, Lisbon, London,
Luxembourg, Paris, Prague
NewCo: €2,707mn / $3,600mn
NewCo: ~4,400 employees
Germany: ~1,600
Luxembourg: ~1,000
United Kingdom: ~700
France: ~400
Czech Republic: ~300
Netherlands: ~170
Others ~230
Dubai, Qatar
EMEA
Singapore
NewCo:  €92mn / $122mn
NewCo: ~120 employees
Singapore: ~50
China incl HK: ~50
Japan ~20
Beijing, Hong Kong, Tokyo
Asia
Source: Company filings
1
Deutsche Börse revenue by region represents 2010A sales revenue including net interest income equally allocated amongst regions; NYSE Euronext revenue by region represents 2010A net revenue; €/$ 1.33
First truly global exchange group

Creating the premier global exchange group

€300mn / $400mn in full run-rate cost savings and at least €100mn / $133mn revenue synergies expected through cross-selling and distribution opportunities as well as new and improved offerings
Immediately accretive to adjusted earnings for both NYSE Euronext and Deutsche Börse shareholders
¹)
Increased exposure to attractive, high growth derivatives, clearing, risk management, post-trade, index and market data activities
Accelerates earnings growth and enhances earnings / cash flow profile
Financially
attractive
Creates compelling global derivatives platform bringing together complementary products
Largest capital raising venue in the world
Leading post-trade, risk management, market data & analytics, index and technology capabilities
Strong portfolio of leading brands (Deutsche Börse, NYSE Euronext, Eurex, Liffe, Clearstream, Stoxx)
Strategically
compelling
Shareholders: Superior value creation through enhanced growth profile and significant synergies
Investors: Creates deeper, more liquid and transparent markets
Intermediaries: Improved risk management, cost and capital efficiencies
Issuers: Increases choice, visibility and global access
Creditors: Strong cash flow generation and credit profile
Employees: Enhanced career opportunities across all locations of global exchange group
Regulators: Global benchmark regulatory model while preserving national regulatory roles
Long-term
benefits to all
stakeholders
1
Deutsche Börse prepares its financial statements in accordance with IFRS while NYSE Euronext prepares its financial statements in accordance with US GAAP.  Adjusted earnings are derived from the combined projected earnings, before making adjustments to convert NYSE Euronext's financial results from US GAAP to IFRS, and have been adjusted to exclude one time deal costs, amortization of intangible assets and the expected one-off costs of achieving synergies. Adjusted earnings is not a measure recognized under IFRS or US GAAP and, therefore, may not be comparable to similar measures presented by other companies

Net revenue (2010, mn)

€ 4,054
$ 5,391
€ 2,258
$ 3,004
€ 2,166
$2,880
€ 1,888
$ 2,511
€ 1,178[2]
$1,567
€ 1,144
$1,522
€ 865
$1,150
€ 852[2]
$1,133
€ 839[2]
$1,116
€ 704[2]
$936
NewCo
CME Group
NYSE Euronext
TMX
NASDAQ OMX
ice
BM&F BOVESPA
ASX

EBITDA (2010, mn)

€ 2,059[1]
$ 2,738
€ 1,570
$ 2,089
€ 1,221
$ 1,624
€ 838
$ 1,114
€ 644[2]
$ 857
€ 597[2]
$ 794
€ 593[2]
$ 788
€ 589
$ 783
€ 562[2]
$ 747
€ 555
$ 738
NewCo
CME Group
NYSE Euronext
TMX
ASX
BM&F BOVESPA
ice
NASDAQ OMX

Leading scale in the exchange industry

Source: Company filings, Reuters broker consensus; Note: Adjusted for non-recurring items, SGX/ASX and LSE/TMX pro-forma;  €/$ 1.33, €/S$ 1.72, €/AU$ 1.31, €/£ 0.86, €/HK$
10.42, €/B$ 2.23; €/C$ 1.33;  ¹ Combined financials exclude net synergies from Deutsche Börse/NYSE Euronext combination;  ²  Reuters broker consensus as no actuals available

Leadership in major asset classes and services

Global derivatives, ADV (mn) – 9M 2010
Domestic market capitalization of listed issuers (tr) – Dec-10
US options volume contracts, ADV (mn) – 2010
Market data & technology revenue – 2010
19.8
14.2
12.3
10.9
8.9
6.2
5.7
4.5
NewCo
NewCo
NewCo
6.6
4.4
3.9
3.7
3.0
0.4
0.1
NewCo
€ 498
$ 663
€ 12.3
$ 16.3
€ 3.7
$ 4.9
€ 2.9
$ 3.8
€ 2.0
$ 2.7
€ 1.1
$ 1.4
€ 2.0
$ 2.7
€ 558
$ 743
€ 334
$ 444
€
309¹
$ 411
€ 297
$ 395
€ 225
$ 299
€ 114
$ 152
€ 102
$ 136
€ 13.3
$ 17.8
€ 4.3
$ 5.8
€ 385
$ 512
Source:  Company filings, World Federation of Exchanges; Options Clearing Corporation; Futures Industry magazine;  Reuters broker consensus;  Note: €/$ 1.33, €/£ 0.86, €/SEK 9.54,
€/S$ 1.81; €/C$ 1.33; Data on US options volumes inclusive equity options and index/other; ADV = Average daily trading volume; ¹ Reuters broker consensus as no actuals available

STOXX creating success

DAX DAX-INDICES.COM

NYSE

infobolsa

NYSE Liffe Data

NYSE

NYSE Euronext

XETRA

eurex repo

eurex

NYSE Liffe

NYSE Liffe U.S.

ISE International Securities Exchange

NYSE Arca

NYSE Amex

NYSE Liffe

NYSE Liffe U.S.

eex

NYSE Blue

eurex

NYPC New York Portfolio Clearing

NYSE Liffe

clearstream Deutsche Börse Group

INTERBOLSA

NYSE Technologies

Leading brands across the value chain

Pre-trade Trading Post-trade
Technology services
Cash Trading
& Listings Derivatives Clearing
Settlement &
Custody
Market data &
Analytics Commodities
Bclear
Clearing AG
Data & Analytics
Deutsche Börse
Systems
Clearing

Comprehensive and balanced product portfolio

Information Services
& Technology
18%
Derivatives
33%
Cash Trading
& Listings
49%
Deutsche Börse
net revenue mix (2010)¹
Market Data
& Analytics
10%
Derivatives
40%
Settlement &
Custody
2
38%
Cash Trading
& Listings
12%
Net revenue: €2.2bn / $2.9bn³
NYSE Euronext net revenue mix (2010)
4
Net revenue: €1.9bn / $2.5bn
Combined net revenue mix (2010)
Market Data &
Technology
14%
Settlement &
Custody
20%
Derivatives
37%
Cash Trading
& Listings
29%
Net revenue: €4.1bn / $5.4bn
Source: Company filings; Note: €/$ 1.33;
1
Deutsche Börse standalone breakdown based on current segment reporting: Derivatives (Eurex), Settlement & Custody (Clearstream), Cash
Trading & Listings (Xetra); Market data (Market Data & Analytics);
2
Includes net interest income;
3
Excludes other operating income;
4
NYSE Euronext standalone breakdown based on
current segment reporting: Derivatives, Cash Trading & Listings, Information Services and Technology Solutions

Full run-rate cost synergies of €300mn / $400mn by end of year 3

Technology
Single EU cash equities order book
Integrated complementary derivatives franchises
Combined US options platforms
Clearing
Duplicative operations and planned operating expenses
Market
operations
EU cash markets
EU derivatives market
US equity options
Corporate
Duplicative corporate & administrative overhead
Pre-tax full run-rate cost savings of €300mn / $400mn expected annually
Run-rate Synergies (mn)
Year 1 25% €75 / $100
Year 2 50% 150 /   200
Year 3 100% 300 /   400
Technology
26%
Run-rate: €300mn/$400mn
Clearing
23%
Corporate
19%
Market
operations
33%
Source: Management projections
Note: Implementation and restructuring costs are estimated to be approximately 1.5-2.0x the expected full run-rate cost synergies

World-class IT infrastructure

Frankfurt (3 data centers)
Luxembourg (2 data centers)
Mahwah (US) + backup
Basildon (UK) + backup
Major data
centers
Exchange Pipe SFTI Proprietary network
Network
NYSE Liffe Clearing
Additional plans in development
Eurex Clearing AG
Clearing systems
Xetra
Eurex
OptimISE
UTP¹
NYSE Classic (UTP architecture)
Liffe Connect
Trading systems
Combination of external software and
proprietary development
Combination of external software and
proprietary development
Corporate
systems
1
Universal Trading Platform

Combination will accelerate growth

Listing venue of
choice for
attracting issuers
globally
Leading presence
in Asian markets
through existing
investments and
technology
agreements
Attractive partner
Asian
expansion
Increase turnover
from combining
equity and
derivatives liquidity
pools
Cross-distribution
in European cash
markets
Derivatives and
cash markets
Clearing for
European cash
equities
Clearing for
European
derivatives
Clearing
Expanded client
set for hosted/
managed
technology and
data services
Extension of
STOXX index
franchise to US
market and
globally
Richer content for
pre- and post-trade
data and analytics
products
Technology and
MD&A
Infrastructure in
place to drive
growth in new
asset classes
Emissions &
Energy – Eurex /
BlueNext / EEX
Agriculture and
other commodities
– Eurex and NYSE
Liffe
New asset
classes
Expected revenue synergies of at least €100mn / $133mn
annually, with full run-rate being achieved at end of year 3
Further growth
opportunities for NewCo

Intermediaries
Improved risk management, cost and capital
efficiencies
Cross-margining opportunities and more efficient
collateral management
Delivering value to all stakeholders
16
Shareholders
Leading scale and diversified full-service platform
Recalibrates company on attractive high growth
businesses (derivatives, clearing and technology/data
solutions)
Superior value creation through enhanced growth
profile and significant synergies
Proven integration track record
€300mn / $400mn full run-rate cost savings and at
least €100mn / $133mn in revenue synergies
expected
Immediately earnings accretive to both sets of
shareholders, excluding implementation costs
Excellent position to expand in emerging markets and
new asset classes
Investors
Creates deeper, liquid and more transparent markets
Simplifies global connectivity
Complementary customer solutions to provide full-
service offering
Global listings venue of choice
Increases visibility and global access
Issuers

Delivering value to all stakeholders

Regulators
Global benchmark regulatory model while preserving
national regulatory roles
Combined group serves as natural partners for
harmonization and transparency across
jurisdictions
Creates a stronger, more diversified global clearing
provider, bringing stability and transparency to the
financial system and its customers
Employees
Enhanced career opportunities across all locations of
global exchange group
Global franchise with local leadership
Opportunity to help transform the industry
Creditors
Very strong cash flow generation, operating margins
and credit profile
Geographic and product diversification
Strong competitive position across the value chain

Roadmap to completion

Transaction expected to close at the end of 2011
Deutsche Börse
exchange offer
File offer document with BaFin and SEC
Commence exchange offer for Deutsche Börse shares in Germany and the U.S.
Close exchange offer
Subject to 75% acceptance condition
Regulatory process
Competition filings
Expected European Commission notification
Hart-Scott Rodino filing in the US
Filing with relevant securities regulators
CFIUS filing if required
File prospectus / proxy statement with SEC
NYSE Euronext shareholder vote
>50% of shares outstanding required
NYSE Euronext
shareholder vote

Creating the premier global exchange group

€300mn / $400mn in full run-rate cost savings and at least €100mn / $133mn revenue synergies expected through cross-selling and distribution opportunities as well as new and improved offerings
Immediately accretive to adjusted earnings for both NYSE Euronext and Deutsche Börse shareholders
¹)
Increased exposure to attractive, high growth derivatives, clearing, risk management, post-trade, index and market data activities
Accelerates earnings growth and enhances earnings / cash flow profile
Financially
attractive
Creates compelling global derivatives platform bringing together complementary products
Largest capital raising venue in the world
Leading post-trade, risk management, market data & analytics, index and technology capabilities
Strong portfolio of leading brands (Deutsche Börse, NYSE Euronext, Eurex, Liffe, Clearstream, Stoxx)
Strategically
compelling
Shareholders: Superior value creation through enhanced growth profile and significant synergies
Investors: Creates deeper, more liquid and transparent markets
Intermediaries: Improved risk management, cost and capital efficiencies
Issuers: Increases choice, visibility and global access
Creditors: Strong cash flow generation and credit profile
Employees: Enhanced career opportunities across all locations of global exchange group
Regulators: Global benchmark regulatory model while preserving national regulatory roles
Long-term
benefits to all
stakeholders
1
Deutsche Börse prepares its financial statements in accordance with IFRS while NYSE Euronext prepares its financial statements in accordance with US GAAP.  Adjusted earnings are derived from the combined projected earnings, before making adjustments to convert NYSE Euronext's financial results from US GAAP to IFRS, and have been adjusted to exclude one time deal costs, amortization of intangible assets and the expected one-off costs of achieving synergies. Adjusted earnings is not a measure recognized under IFRS or US GAAP and, therefore, may not be comparable to similar measures presented by other companies